UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2004

National Commerce Financial Corporation

(Exact name of registrant as specified in its charter)

Tennessee	0-6094	62-0784645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, Memphis, Tennessee 38150

(Address of principal executive offices)

Registrant’s telephone number, including area code (901) 523-3434

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
99.1	Earnings Release dated July 15, 2004
99.2	Supplemental Financial Tables

Item 12. Results of Operations and Financial Condition.

On July 15, 2004, National Commerce Financial Corporation (“NCF”) issued an earnings release for the quarter and six months ended June 30, 2004, a copy of which is furnished as Exhibit 99.1 to this Current Report.

On July 16, 2004 at 10:00 a.m. eastern time, NCF will hold an investor conference call and simultaneous audio web cast to discuss financial results for the quarter and six months ended June 30, 2004. Furnished with this Current Report as Exhibit 99.2 pursuant to Regulation FD are Supplemental Financial Tables. The contents of these Supplemental Financial Tables will be discussed by NCF’s management and otherwise disclosed during the conference call and webcast. All information in the Supplemental Financial Tables is presented as of June 30, 2004 and NCF does not assume any obligation to correct or update said information in the future. In accordance with NCF’s previously established practice, both the earnings release and the supplemental financial tables have been posted on the News Releases section of NCF’s website at www.ncfcorp.com. The website address has been included as an inactive textual reference only. Information posted on NCF’s website is not part of this report.

The information in the preceding paragraphs, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COMMERCE FINANCIAL CORPORATION
Registrant

Date: July 15, 2004	By:	/s/ JOHN M. PRESLEY
John M. Presley Chief Financial Officer

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